                                                                    EXHIBIT 10.8


                                    AGREEMENT

        THIS AGREEMENT ("AGREEMENT") is made as of this 3rd day of July, 2000, by and between the David A. Brewer Trust (a living trust dated June 9, 1999), with a mailing address of P.O. Box 11617, Reno, Nevada 89510 ("GUARANTOR") and Sunrise Technologies International, Inc., a Delaware corporation (the "COMPANY").

                                   WITNESSETH:

        WHEREAS, pursuant to that certain Loan and Security Agreement by and between the Company and Silicon Valley Bank ("LENDER"), dated as of June 29, 2000 (the "LOAN AGREEMENT"), Lender has agreed to loan to the Company, from time to time, pursuant to a revolving credit line (as more fully described in the Loan Agreement) an amount not to exceed $10,000,000 (the "LOAN"). The Loan Agreement and all other documents or instruments which are executed and/or delivered to Lender as additional evidence of or security for repayment of the Loan, including, without limitation, a guaranty from Guarantor to Lender relating to the Loan, whether now or hereafter existing, and all renewals, amendments, extensions and modifications thereof and thereto, are hereinafter sometimes collectively referred to herein as the "LOAN DOCUMENTS");

        WHEREAS, as compensation for Guarantor guaranteeing the payment of the principal and interest and any other sums provided in the Loan Documents and the performance by the Company of all of the covenants on its part to be performed and observed pursuant to the provisions thereof, the Company agrees to pay to Guarantor the Compensation (as defined herein) on the terms and conditions as provided for herein.

        NOW, THEREFORE, and in consideration of the mutual covenants and promises hereinafter set forth, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. GUARANTY. Guarantor hereby (i) agrees to guaranty the full and prompt payment to Lender at all times as required by the Loan Documents, any and all indebtedness, obligations and liabilities of every kind and nature of the Company under the Loan Documents ("GUARANTY"), and (ii) agrees to enter into a guaranty and any and all other certificates, documents or agreements as required by Lender in connection with the Guaranty.

2. COMPENSATION TO GUARANTOR. As compensation for making the Guaranty, the Company hereby agrees to issue and grant to Guarantor in accordance with the terms and provisions of this Agreement, and Guarantor agrees to accept in accordance with the terms and provisions of this Agreement, a Warrant (as defined herein) to purchase the following number of shares of common stock of the Company ("COMMON STOCK"):

        (a) Twenty-five thousand (25,000) shares of common stock of the Company ("COMMON STOCK") whether or not the Company draws any funds on the Loan (the "NON-DRAW COMPENSATION").

        (b) That number equal to 0.000195 shares, per one dollar ($1.00) drawn on the Loan by the Company, per day, for each day such drawn funds remain outstanding under the Loan (collectively, the "RISK COMPENSATION").

        (c) Twenty-five thousand (25,000) shares of Common Stock per one million dollars ($1,000,000) drawn on the Loan by the Company up to seven million dollars ($7,000,000) of draws upon the Loan (collectively, the "ADDITIONAL COMPENSATION"), on a prorated basis. The number of shares of Common Stock issuable upon exercise of the Warrant as a part of the Additional Compensation will be credited against the calculation of the number of shares of Common Stock issued for draws in excess of seven million dollars ($7,000,000), if and when such draws occur.

        (d) That number equal to 0.000289 shares, per one dollar ($1.00) drawn on the Loan by the Company in excess of seven million dollars ($7,000,000), per day, for each day such drawn funds remain outstanding under the Loan (collectively, the "OPPORTUNITY COST COMPENSATION"). The number of shares of Common Stock issuable upon exercise of the Warrant as part of the Opportunity Cost Compensation are subject to decrease, based upon the calculation of the Additional Compensation.

        (e) As used in this Agreement, "WARRANT" shall mean that certain Master Warrant to purchase shares of Common Stock at an exercise price of $5.00 per share, for a period of five (5) years from the date of issuance of such Warrant. The Warrant shall be exercisable as to any part of the Compensation at any one time and from time to time at the election of Guarantor (provided that at any such time of exercise, the number of shares of Common Stock issuable upon exercise of the Warrant are to be calculated in accordance with this Section 2). A form of the Warrant is attached hereto as Exhibit A.

        (f) As used in this Agreement, "COMPENSATION" shall mean, collectively, the (i) Non-Draw Compensation, (ii) Risk Compensation, (iii) Additional Compensation, and (iv) Opportunity Cost Compensation.

3. DEFAULT OF THE COMPANY UNDER THE LOAN DOCUMENTS. Upon an event of default under the Loan Documents by the Company, which default remains uncured and results in the Lender calling upon Guarantor to make payment on behalf of the Company under Guarantor's guaranty to the Lender ("EVENT OF DEFAULT"), Guarantor, at its election and in its sole discretion (which election shall be made in writing in accordance with Section 8), shall assume all of the Lender's rights under the Loan Documents, pursuant to the Loan Documents. At the time of the Event of Default, the total of all defaulted loan amounts of the Company shall become owed to Guarantor and shall be evidenced by a secured convertible payment-in-kind promissory note (the "NOTE") in the form attached hereto as Exhibit B.

        The Note (i) shall have a term of five (5) years (beginning from the date of issuance), (ii) shall be secured by all of the Lender's liens upon the property and assets of the Company made in connection with or pursuant to the Loan Documents, (iii) shall bear interest at a rate of ten percent (10%) per annum, payable semi-annually, in cash or payment-in-kind notes, at the sole election of the Company, (iv) shall, at the election of Guarantor, be convertible at any time and from time to time up to the effective date of prepayment of the Note by the Company into shares of Common Stock at the Conversion Price (as defined herein), and (v) shall be redeemable at any time and from time to time by the Company, upon forty-five (45) days prior written notice (but the Guarantor shall have the right to convert the Note at any time and from time to time during the forty-five (45) day period).

        "CONVERSION PRICE" shall mean, a price equal to the average Sales Price (as defined herein) for each day in the period beginning ten (10) days prior to the Event of Default and ending twenty (20) days after the Event of Default.

        "SALES PRICE", shall mean, for each day, the last reported sales price of the Common Stock as reported by NASDAQ, or the primary national securities exchange on which the Common Stock is then quoted; provided, however, that if quotes for the Common Stock are not reported by NASDAQ and the Common Stock is neither traded on the NASDAQ National Market, on a national securities exchange, on the NASDAQ Small Cap Market nor on the OTC Electronic Bulletin Board, the price referred to above shall be the price reflected in the over-the-counter market as reported by the National Quotation Bureau, Inc. or any organization performing a similar function traded on the NASDAQ National Market System.

4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company agrees that the following shall constitute representation and warranties of the Company:

        (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware. The Company is qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business makes such qualification necessary except to the extent that the failure to be so qualified would not have a material adverse effect upon the business condition of the Company.

        (b) The Company has the requisite authority to execute, deliver and perform its obligations under this Agreement.

        (c) This Agreement has been duly executed and delivered by the Company and this Agreement constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with their respective terms.

5. REPRESENTATIONS AND WARRANTIES OF GUARANTOR. Guarantor agrees that the following shall constitute representation and warranties of Guarantor:


        (a) Guarantor is a trust duly created and established and in compliance with all applicable laws and statutes, is properly licensed to the extent required by applicable law, and, to the extent applicable, is in good standing in each state in which it operates.

        (b) The trustees of Guarantor have the requisite power and are authorized to execute, deliver, and perform all of the duties and obligations of Guarantor under this Agreement and the other Loan Documents to which Guarantor is a party.

        (c) This Agreement and the other Loan Documents to which Guarantor is a party, have been duly executed and delivered by Guarantor, are the legal, valid and binding obligations of Guarantor, and are enforceable against Guarantor in accordance with their respective terms.

        (d) Guarantor is not in default under any agreement to which it is a party, the effect of which will materially impair performance by Guarantor of its obligations pursuant to and as contemplated by the terms of the Guaranty, and neither the execution and delivery of this Agreement or the Guaranty nor compliance with the terms and provisions of law or any presently existing regulation, order, writ, injunction or decree of any court or governmental department, commission, board, bureau, agency or instrumentality, will conflict or will be inconsistent with, or will result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind which creates, represents, evidences or provides for any lien, charge or encumbrance upon any of the property or assets of Guarantor, or any other indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind of which Guarantor is a party or by which he may be bound, or in the event of any such conflict, the required consent or waiver of the other party or parties thereto has been validly granted, is in full force and effect and is valid and sufficient therefor.

        (e) There are no actions, suits or proceedings pending or threatened against Guarantor before any court or any governmental, administrative, regulatory, adjudicatory or arbitrational body or agency of any kind which will materially adversely affect performance by Guarantor of its obligations pursuant to and as contemplated by the terms and provisions of this Agreement or the Guaranty.

        (f) Guarantor is currently informed of the financial condition of the Company and of all other circumstances which a diligent inquiry would reveal and which would bear upon the risk of nonpayment of the Loan.

        (g) Guarantor is an "accredited investor" as such term is defined under Rule 501(a) under Regulation D as promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended.

6. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

7. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without regard to its conflicts of law rules.

8. NOTICES. All notices, reports and other communications required or permitted hereunder shall be in writing and may be delivered in person, by telecopy with written confirmation, overnight delivery service or U.S. mail, in which event it may be mailed by first-class, certified or registered, postage prepaid, addressed to the parties at:

               "Company"     Sunrise Technologies International, Inc.
                             3400 West Warren Avenue
                             Fremont, California 94538
                             Attn: Peter Jansen
                             Facsimile: (510) 623-9163

                             With a copy to:

                             Duane, Morris & Heckscher LLP
                             227 West Monroe
                             Suite 3400
                             Chicago, Illinois 60647
                             Attn: Eric M. Fogel, Esq.
                             Facsimile: (312) 499-6701

               "Guarantor"   The David A. Brewer Living Trust
                             P.O. Box 11617
                             Reno, Nevada 89510
                             Attn: David Brewer
                             Facsimile: (775) 322-1420

                             With a copy to:
                             Lanahan & Reilly LLP
                             3558 Round Barn Boulevard, Suite 300
                             Santa Rosa, California 95403
                             Attn: Robert L. Anderson, Esq.
                             Facsimile: (707) 523-4610

        Each such notice, report or other communication shall for all purposes under this Agreement be treated as effective or having been given when delivered if delivered personally or, if sent by mail, at the earlier of its receipt or five days after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid or, if sent by telecopier with written confirmation, at the earlier of: (i) 24 hours after confirmation of transmission by the sending telecopier machine; or (ii) delivery of written confirmation.

9. FEES. Each party to this Agreement shall bear all of its costs, charges and expenses incurred in connection with the negotiation and preparation of, and the transactions contemplated by, this Agreement, including, without limitation, attorneys', paralegals' and accountants' fees. Notwithstanding the foregoing, should any legal action be brought to enforce or interpret any part of this Agreement, the losing party in such action agrees to pay reasonable attorneys' fees, expenses and costs (including, without limitation, fees, expenses and costs on any appeal) of the prevailing party in such action.

10. CUMULATIVE REMEDIES. No remedy under this Agreement is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given hereunder and those provided by law or in equity. No delay or omission by any party to exercise any right under this Agreement shall impair any such right nor be construed to be a waiver thereof. No failure on the part of any party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The representations and warranties contained in Sections 5 and 6 shall survive the execution of this Agreement.

11. INTERPRETATION AND SEVERABILITY OF PROVISIONS. The headings of sections and paragraphs in this Agreement are for convenience of reference only and shall not be construed in any way to limit or define the content, scope or intent of the provisions hereof. As used in this Agreement, the singular shall include the plural, and masculine, feminine and neuter pronouns shall be fully interchangeable, where the context so requires. Whenever the words "including", "include or includes" are used in this Agreement, they should be interpreted in a non-exclusive manner as though the words ", without limitation," immediately followed the same. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. If any provision of this Agreement is prohibited or unenforceable under applicable law, such provision shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

12. ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the exhibits hereto constitute the entire agreement between the parties pertaining to the subject matter contained herein, and may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by each party.

13. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon each party's representatives, successors, and assigns and shall inure to the benefit of the successors and assigns of each party.

                            [SIGNATURE PAGE FOLLOWS]


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
        IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first set forth above.

                                        COMPANY:

                                        Sunrise Technologies International, Inc.

                                        By:   /s/ PETER E. JANSEN
                                              ----------------------------------
                                        Name: Peter E. Jansen
                                              ----------------------------------
                                        Title: Vice President, Finance & CFO
                                              ----------------------------------

                                        GUARANTOR:

                                        The David A. Brewer Trust

                                        /s/ DAVID A. BREWER
                                        ----------------------------------------
                                        David A. Brewer, as trustee under the
                                        ---------------
                                        David A. Brewer Trust (a living trust
                                        dated June 9, 1999)

                                    EXHIBIT A

                                 MASTER WARRANT

NEITHER THIS WARRANT NOR THE SECURITIES TO BE ISSUED UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON EXERCISE HEREOF ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                    SUNRISE TECHNOLOGIES INTERNATIONAL, INC.

            MASTER WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

No. 200_ W__                        Such Number of Shares as Provided for Herein

THIS MASTER WARRANT IS MADE IN CONNECTION WITH THAT CERTAIN AGREEMENT BY AND BETWEEN SUNRISE TECHNOLOGIES INTERNATIONAL, INC. AND THE DAVID A. BREWER TRUST (A LIVING TRUST DATED JUNE 9, 1999) (THE "AGREEMENT"). CAPITALIZED TERMS USED HEREIN BUT NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE DEFINITIONS ASCRIBED TO THEM IN THE AGREEMENT.

        FOR VALUE RECEIVED, SUNRISE TECHNOLOGIES INTERNATIONAL, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "COMPANY," which term includes any successor), with its principal office at 3400 West Warren Avenue, Fremont, California 94538, hereby certifies that The David A. Brewer Trust (a living trust dated June 9, 1999), with a mailing address of P.O. Box 11617, Reno, Nevada 89510 (the "HOLDER") is entitled, subject to the provisions of this Master Warrant (the "WARRANT"), to purchase from the Company, at any time and from time to time, before 5:00 p.m. (Eastern Standard Time) on _______ __, 2005 (the "EXPIRATION DATE"), that number of fully paid and nonassessable shares of Common Stock of the Company ("COMMON STOCK") as currently available to the Holder, as calculated, from time to time, in accordance with the terms and provisions of the Agreement, subject to adjustment as hereinafter provided.

        The Holder may purchase such number of shares of Common Stock at a purchase price per share (as appropriately adjusted pursuant to Section 6 hereof) of $5.00 per share (the "EXERCISE PRICE"). The term "Common Stock" shall mean the aforementioned Common Stock of the Company, together with any other equity securities that may be issued by the Company in addition thereto or in substitution therefor as provided herein.

        The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock are subject to adjustment from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as "WARRANT SHARES."

        Section 1. Exercise of and Payment for Warrant. Subject to Section 3 (and in no event later than the Expiration Date), this Warrant may be exercised on any business day on or before the Expiration Date by presentation and surrender hereof to the secretary of the Company at its principal office at the address set forth in the initial paragraph hereof (or at such other address as the Company may hereafter notify the Holder in writing) with the Form of Notice of Cash Exercise attached hereto as Exhibit A-1 (if such exercise is made pursuant to Section 1(a)), duly executed and accompanied by proper payment of the Exercise Price, or the Form of Notice of Cashless Exercise attached hereto as Exhibit A-2 (if such exercise is made pursuant to Section 1(b)) in one or more of the following methods:

                (a) Cashier's check acceptable to the Company, of an amount equal to the aggregate Exercise Price of the shares of Common Stock being purchased; or

                (b) In lieu of exercising this Warrant pursuant to Section 1(a), the Holder may elect to receive shares equal to the value of this Warrant determined in the manner described below (or of any portion thereof remaining unexercised) by surrender of this Warrant at the principal office of the Company together with the form of Notice of Cashless Exercise attached hereto as Exhibit A-2, in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                                    X=Y (A-B)
                                      -------
                                          A

Where   X = the number of shares of Common Stock to be issued to the Holder.

        Y = the number of shares of Common Stock purchasable under this Warrant (at the date of such calculation).

        A = the fair market value of one share of Common Stock (at the date of such calculation).

        B = Exercise Price (as adjusted to the date of such calculation).

                (c) For purposes of this Section 1, "FAIR MARKET VALUE" shall be the Current Market Price on the date of exercise. If the Common Stock is not traded on the NASDAQ National Market System or on any other exchange, the fair market value of one share of the Common Stock shall mean the per share fair market value of the Common Stock as determined by mutual agreement of the Company and the Holder; provided, however, that if such agreement cannot be reached within twenty (20) calendar days of the date of exercise, such value shall be determined by an independent appraiser appointed in good faith by the Company's Board of Directors. The cost of such appraisal shall be borne by the Company.

                (d) To the extent this Warrant is not previously exercised, and if the fair market value of one share of the Company's Common Stock is greater than the Exercise Price, as adjusted, this Warrant shall be deemed automatically exercised in accordance with Section 1(b) hereof (even if not surrendered) immediately before its expiration. For purposes of such automatic exercise, the fair market value of one share of the Company's Common Stock upon such expiration shall be the fair market value determined pursuant to Section 1(c) above. To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this Section 1(d), the Company agrees to notify the Holder within a reasonable period of time of the number of shares of the Company's Common Stock, if any, the Holder is to receive by reason of such automatic exercise.

                (e) Upon receipt by the secretary of the Company of this Warrant and such Notice of Cash Exercise or Notice of Cashless Exercise, together with proper payment of the Exercise Price, if appropriate, at such office, the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares. Notwithstanding the above, no Warrant Shares will be issued unless such issuance shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Common Stock may then be listed.

        Section 2. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant all shares of its Common Stock or other shares of capital stock of the Company from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon the exercise of this Warrant in accordance with the terms hereof, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (other than as provided in the Company's certificate of incorporation and any restrictions on sale set forth herein or pursuant to applicable federal and state securities laws) and free and clear of all preemptive rights.

        Section 3. Fractional Interest. The Company will not issue a fractional share of Common Stock upon exercise or exchange of this Warrant. Instead, the Company will deliver its check for the current market value of the fractional share. The current market value of a fraction of a share is determined as follows: multiply the Current Market Price of a full share by the fraction of a share and round the result to the nearest cent.

        Section 4. Assignment or Loss of Warrant.

                (a) This Warrant may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Holder only by him. The terms of this Warrant shall be binding upon the executors, administrators, heirs, successors, and assigns of the Holder.

                (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnification satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

        Section 5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those set forth in this Warrant. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder of the Company on any matters or with respect to any rights whatsoever as a stockholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the Warrant Shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised in accordance with its terms.

        Section 6. Adjustment of Exercise Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

                (a) Adjustment for Change in Capital Stock. If at any time after the date hereof, the Company:

                        (i) pays a dividend or makes a distribution on its
                Common Stock in shares of its Common Stock;

                        (ii) subdivides its outstanding shares of Common Stock
                into a greater number of shares;

                        (iii) combines its outstanding shares of Common Stock
                into a smaller number of shares;

                        (iv) makes a distribution on its Common Stock in shares
                of its capital stock other than Common Stock; or

                        (v) issues by reclassification of its Common Stock any
                shares of its capital stock;

then the Exercise Price in effect immediately prior to such action shall be adjusted so that the Holder may receive, upon exercise or exchange of this Warrant and payment of the same aggregate consideration, the number of shares of capital stock of the Company which the Holder would have owned immediately following such action if the Holder had exercised or exchanged the Warrant immediately prior to such action.

        The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

                (b) Deferral of Issuance or Payment. In any case in which an event covered by this Section 6 shall require that an adjustment in the Exercise Price be made effective as of a record date, the Company may elect to defer until the occurrence of such event: (i) issuing to the Holder, if this Warrant is exercised after such record date, the shares of Common Stock and other capital stock of the Company, if any, issuable upon such exercise over and above the shares of Common Stock or other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; and (ii) paying to the Holder by check any amount in lieu of the issuance of fractional shares pursuant to Section 3.

                (c) When No Adjustment Required. No adjustment need be made for a change in the par value or no par value of the Common Stock.

                (d) Current Market Price. The "CURRENT MARKET PRICE" per share of Common Stock on any date is the average of the Quoted Prices of the Common Stock for the 30 consecutive trading days prior to the date in question. The "QUOTED PRICE" of the Common Stock is the last reported sales price of the Common Stock as reported by NASDAQ, or the primary national securities exchange on which the Common Stock is then quoted; provided, however, that if quotes for the Common Stock are not reported by NASDAQ and the Common Stock is neither traded on the NASDAQ National Market, on a national securities exchange, on the NASDAQ Small Cap Market nor on the OTC Electronic Bulletin Board, the price referred to above shall be the price reflected in the over-the-counter market as reported by the National Quotation Bureau, Inc. or any organization performing a similar function.

                (e) No Adjustment Upon Exercise of Warrants. No adjustments shall be made under any Section herein in connection with the issuance of Warrant Shares upon exercise of the Warrants.

                (f) Common Stock Defined. Whenever reference is made in Section 6(a) to the issue of shares of Common Stock, the term "Common Stock" shall include any equity securities of any class of the Company hereinafter authorized which shall not be limited to a fixed sum or percentage in respect of the right of the holders thereof to participate in dividends or distributions of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company. Subject to the provisions of Section 8 hereof, however, shares issuable upon exercise hereof shall include only shares of the class designated as Common Stock of the Company as of the date hereof or shares of any class or classes resulting from any reclassification or reclassifications thereof or as a result of any corporate reorganization as provided for in Section 8 hereof.

        Section 7. Officers' Certificate. Whenever the Exercise Price shall be adjusted as required by the provisions of Section 6, the Company shall forthwith file in the custody of its secretary or an assistant secretary at its principal office an officers' certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officers' certificate shall be signed by the chairman, president or chief financial officer of the Company and by the secretary or any assistant secretary of the Company. Each such officers' certificate shall be made available at all reasonable times for inspection by the Holder or any holder of a Warrant executed and delivered pursuant to Section 4 hereof.

        Section 8. Reclassification, Reorganization, Consolidation or Merger. In the event of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company (other than a subdivision or combination of the outstanding Common Stock or other change contemplated by
Section 6(a) hereof and other than a change in the par value of the Common Stock) or in the event of any consolidation or merger of the Company with or into another corporation (other than a merger in which merger the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in the event of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall use its best efforts to cause effective provisions to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that might have been received upon exercise or exchange of this Warrant immediately prior to such reclassification, capital reorganization, change, consolidation, merger, sale or conveyance. Any such provision shall include provisions for adjustments in respect of such shares of stock and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 8 shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

        Section 9. Transfer to Comply with the Securities Act of 1933; Registration Rights.

                (a) No sale, transfer, assignment, hypothecation or other disposition of this Warrant or of the Warrant Shares, in whole or in part, shall be made unless any such transfer, assignment or other disposition will comply with the rules and statutes administered by the Securities and Exchange Commission (the "SEC") and: (i) a Registration Statement under the Act including such shares is currently in effect; or
        (ii) in the opinion of counsel, which counsel and which opinion shall be reasonably satisfactory to the Company, a current Registration Statement is not required for such disposition of the shares. Each stock certificate representing Warrant Shares issued upon exercise or exchange of this Warrant shall bear the following legend (unless, in the opinion of counsel, which counsel and which opinion shall be reasonably satisfactory to the Company, such legend is not required):

        "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

        Section 10. Holder's Representations. In the event the Shares purchasable pursuant to the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended, at the time this Warrant is exercised, Holder shall, concurrently with the exercise of all or any portion of this Warrant, deliver to the Company its Investment Representation Statement attached hereto as Exhibit B.

        Section 11. Modification and Waiver. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated other than by an instrument in writing signed by the Company and by the holder hereof.

        Section 12. Notices. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered or shall be sent by certified mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant.

        Section 13. Descriptive Headings and Governing Law. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

        Section 14. Registration of Warrant Shares. The Company shall attempt to duly register, on a Form S-3 Registration Statement, one million fourteen thousand one hundred twenty (1,014,120) Warrant Shares with the SEC within 120 days after the execution of this Warrant.

                            [SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed by its duly authorized officer and to be dated as of June 29, 2000.

                                        SUNRISE TECHNOLOGIES INTERNATIONAL, INC.

                                        By:   /s/ PETER E. JANSEN
                                              ----------------------------------
                                        Name: Peter E. Jansen
                                              ----------------------------------
                                        Title: Vice President, Finance & CFO
                                              ----------------------------------

                                   EXHIBIT A-1

                       NOTICE OF CASH EXERCISE OF WARRANT

Date:  ________ __, 200_

To:     Sunrise Technologies International, Inc.
        3400 West Warren Avenue
        Fremont, California  94538
        Attn: Secretary

This is my notice to exercise my Warrant:

                             Number                  Exercise               Total Cost of
     Grant Date             of Shares                 Price               Exercised Shares
     ----------             ---------               ---------             -----------------

                                             x                        =
                                             x                        =
                                             x                        =
                                             x                        =
                                             x                        =

----------

* PLEASE ENCLOSE A CASHIER'S CHECK FOR THE TOTAL COST OF SHARES YOU WISH TO EXERCISE. YOUR REQUEST WILL NOT BE PROCESSED WITHOUT PAYMENT.

  Please deliver shares to:


                            Acct. No. (if applicable)

    I understand the exercise of this Warrant and my ownership of the shares is subject to all the terms and provisions of the Warrant and its related agreements.

Print Name as it appears on share certificate    Signature of Holder

Address                                          Telephone Number

City/State/Zip                                   Social Security Number

Approved: Sunrise Technologies
  International, Inc.

By:                                              Title:

                                   EXHIBIT A-2

                     NOTICE OF CASHLESS EXERCISE OF WARRANT

                               _________ __, 200_
                                      Date

Sunrise Technologies              Exercise Price of Warrant
  International, Inc.               Before Exercise:                  $_________
3400 West Warren Avenue           Exercise Price Being
Fremont, California  94538          Exercised:                        $_________
Attn: Secretary                   Exercise Price:                     $_________
                                                                       per share

                                  Number of Shares of
                                  Common Stock to be
                                  Issued Under this Notice:           $_________

                                  Remainder Exercise Price
                                  (if any) After Issuance:            $_________

                                CASHLESS EXERCISE

Ladies and Gentlemen:

        The undersigned registered Holder of the Warrant delivered herewith, hereby irrevocably exercises such Warrant for, and purchases thereunder, shares of the Common Stock of Sunrise Technologies International, Inc., a corporation organized and existing under the laws of the State of Delaware. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given in the Warrant. The portion of the Exercise Price to be applied toward the purchase of Common Stock pursuant to this Notice of Cashless Exercise is $___________, thereby leaving a remainder Exercise Price (if any) equal to $__________. Such exercise shall be pursuant to the net issue exercise provisions of Section 1(b) of the Warrant; therefore, Holder makes no payment with this Notice of Exercise. The number of shares to be issued pursuant to this exercise shall be determined by reference to the formula in Section 1(b) of the Warrant which requires the current per share fair market value of the Company's Common Stock. The current fair market value of one share of the Company's Common Stock shall be determined in the manner provided in Section 1(c) of the Warrant, which amount has been determined or agreed to by Holder and the Company to be $__________, which figure is acceptable to Holder for calculations of the number of shares of Common Stock issuable pursuant to this Notice of Exercise. Holder requests that the certificates for the purchased shares of Common Stock be issued in the name of and delivered to

__________________. To the extent the foregoing exercise is for less than the full Exercise Price of the Warrant, a replacement Warrant representing the remainder of the Exercise Price (and otherwise of like form, tenor and effect) shall be delivered to Holder along with the share certificate evidencing the Common Stock issued in response to this Notice of Exercise.

                                       By:
                                       Its:

        The execution to this Notice of Exercise must exactly correspond to the name of the Holder as typed on the Warrant.

                                    EXHIBIT B

                       INVESTMENT REPRESENTATION STATEMENT


PURCHASER: ____________________________________________

COMPANY:   SUNRISE TECHNOLOGIES INTERNATIONAL, INC.

SECURITY:  COMMON STOCK

AMOUNT:    ____________ SHARES

        In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Company the following:

            (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act")

            (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for any fixed period in the future, including but not limited to, the minimum capital gains period specified under tax statutes, for a deferred sale, or until an increase or decrease in the market price of the Securities, or for a period of one year, or any other fixed period in the future.

            (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

            (d) I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company; (2) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or a non-affiliate who has held the securities less than two years; and (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

            (e) I agree, in connection with a public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by me (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such underwritten public offering of the Company's securities for one hundred eighty
(180) days from the effective date of such registration, and (2) I further agree to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering; provided however that the officers and directors of the Company who own the stock of the Company also agree to such restrictions.

            (f) I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                                       (Signature of Purchaser)

                                       Date:

DRAFTER'S INFORMATION SHEET
(for Document Number 14995)


1. Number of Warrant Shares:

2. Name of Warrant Holder:

3. Expiration Date:

4. Exercise Price:

5. Date of Warrant:

                                    EXHIBIT B

                        10% CONVERTIBLE SECURED PIK NOTE

    THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT AN OPINION OF COUNSEL WILL NOT BE REQUIRED FOR SALES OR TRANSFERS MADE PURSUANT TO RULE 144 UNDER THE ACT.

                    SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
                10% CONVERTIBLE SECURED PAY-IN-KIND NOTE DUE 200_

$_______                                                         ______ __, 2000

    THIS NOTE IS MADE IN CONNECTION WITH THAT CERTAIN AGREEMENT BY AND BETWEEN SUNRISE TECHNOLOGIES INTERNATIONAL, INC. AND THE DAVID A. BREWER TRUST (A LIVING TRUST DATED JUNE 9, 1999) (THE "AGREEMENT"). CAPITALIZED TERMS USED HEREIN BUT NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE DEFINITIONS ASCRIBED TO THEM IN THE AGREEMENT.

        (i) Principal and Interest. SUNRISE TECHNOLOGIES INTERNATIONAL, INC., a Delaware corporation (the "COMPANY," which term includes any successor), for value received, hereby promises to pay to the order of The David A. Brewer Trust (a living trust dated June 9, 1999), or any successor in interest registered on the books of the Company (the "HOLDER") in lawful money of the United States at the address of the Holder as then shown on the books of the Company, the principal sum of ________________($________) on______, 200_ (the "MATURITY
DATE") (unless earlier converted into shares of Common Stock (as hereinafter defined) as described in Section 2), together with simple interest from the date hereof, computed on the basis of a 360-day year of twelve 30-day months in arrears from the date of original issuance hereof through the Maturity Date (unless earlier converted into shares of Common Stock) (the "INTEREST") to Holder of record of the Note on the Maturity Date, at the rate set forth in the following paragraph until the principal hereof is paid or made available for payment.

        The interest rate on this Note will be 10% per annum from the date of original issuance. On June 30 and December 31 of each year (each an "INTEREST PAYMENT DATE") through the Maturity Date, the Company may, at its option and in its sole discretion, in lieu of the payment in whole or in part of interest in cash on this Note, pay interest on this Note through the issuance of additional notes ("SECONDARY NOTES") in an aggregate principal amount equal to the amount of interest that would be payable with respect to this Note, if such interest were paid in cash. On the Interest Payment Date, the Company shall have authenticated the Secondary Notes for original issuance to each Holder on the record date in the aggregate principal amount required to pay such interest. The Secondary Notes will mature on the Maturity Date, will bear interest and have interest paying features identical to this Note, and will have the identical right to convert into shares of common stock of the Company ("COMMON STOCK") as this Note. Notwithstanding any other provision of this paragraph to the contrary, the Company may pay the interest in cash in lieu of issuing Secondary Notes in any denomination of less than $500, which shall be determined with respect to the aggregate amount of Notes held by the Holder as shown by the records of the Company.

        Except as previously provided herein, the terms "Note" or "Notes" shall include all Secondary Notes that may be issued hereunder,

        Upon payment in full of all principal and interest payable hereunder or conversion as provided in Section 2, this Note shall be surrendered to the Company for cancellation.

        (ii) Conversion.

            (a) Holder's Option to Convert. Subject to and upon compliance with the provisions of Section 2 and Section 3, the Holder may, at any time and from time to time before the Effective Date of Redemption (as defined herein), convert the principal amount of this Note into shares of the Common Stock at the Conversion Price (as defined in the Agreement) appropriately adjusted for any combination, consolidation, stock split or other recapitalization.

            (b) Mechanics of Conversion. Before any Holder of this Note shall be entitled to convert the same into shares of Common Stock, he shall surrender this Note, or the applicable portion, at the office of the Company or of any transfer or conversion agent for this Note and shall deliver the conversion notice available from the Company (the "CONVERSION NOTICE") to the Company (which shall be irrevocable) at such office that he elects to convert the same (except that no such Conversion Notice shall be necessary in the event of an automatic conversion pursuant to Section 2(a) hereof). If so required by the Company, this Note and the Conversion Notice shall also be accompanied by proper assignments thereof to the Company or in blank for transfer. The Company shall, as soon as practicable thereafter, issue and deliver to the registered address of the Holder: (i) certificate(s) for the number of full shares of Common Stock to which the Holder shall be entitled as aforesaid; and (ii) a check or cash in respect of any fraction of a share of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of this Note to be converted (except that in the case of an automatic conversion pursuant to Section 2(a) hereof) and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holders of such shares of Common Stock on such date.

            (c) Reclassification. etc. If the Company at any time shall, by subdivision, combination or reclassification of securities or otherwise, change any of the securities into which this Note is convertible into the same or a different number of securities of any class or classes, the shares of Common Stock or other securities into which this Note is convertible shall thereafter be convertible into the kind and number of shares of stock or other securities or property of the Company or otherwise to which the Holder would have been entitled if immediately prior to such change the Holder had acquired the shares of Common Stock or other securities into which this Note is convertible. If shares of the Company's Common Stock or other securities purchasable hereunder are subdivided or combined into a greater or smaller number of shares, the Conversion Price under this Note shall be proportionately reduced in case of subdivision of shares or proportionately increased in the case of combination of shares, No adjustment on account of cash dividends or interest on the Company's Common Stock or other securities into which this Note is convertible will be made to the Conversion Price under this Note.

            (d) Notice of Adjustment. Upon any adjustment of the securities issuable upon conversion of this Note, the Conversion Price for the shares, and/or any increase or decrease in the number- of shares into which this Note is convertible upon conversion of this Note, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the Holder at the address of the Holder as then shown on the books of the Company.

            (e) Fractional Shares. The Company shall not be required to issue fractions of shares of Common Stock upon conversion of this Note. In lieu of any fractional shares to which the Holder of this Note would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the fair market value of the Common Stock as determined by the Board of Directors of the Company, whose determination shall be conclusive.

            (f) Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Note, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion in full of this Note; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion in full of this Note, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

            (g) No Rights as Stockholder. This Note does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the conversion hereof.

        (iii) Redemption by Company

            (a) The Company shall have the right, at any time and provided the Company is not in material violation of any of its obligation under this Note, to redeem all or any portion of this Note for a price equal to the designated principal amount, together with unpaid interest less any allowed prepayments (the "REDEMPTION AMOUNT").

            (b) The Company shall effect such redemption under this Section 3 by giving at least forty-five (45) days prior written notice of the date which such redemption is to become effective (the "EFFECTIVE DATE OF REDEMPTION") to the Holder.

            (c) The Redemption Amount shall be paid to the Holder within three
(3) days of the Effective Date of Redemption.

            (d) The giving of the notice of redemption by the Company shall not in any way affect or abrogate Holder's right to convert this Note (in accordance with Section 2) at any time before the Effective Date of Redemption.

        (iv) Place of Payment. All payments due to the Holder hereunder shall be paid to the Holder at the address which the Holder shall have given written notice to the Company.

        (v) Events of Default and Remedies. If any of the following events of default (individually, an "EVENT OF DEFAULT") shall occur for any reason whatsoever (and whether it shall be voluntary or involuntary or occur or be affected by operation of law or otherwise):

            (a) The Company fails to make payment when due of any principal or interest payable under this Note, and such failure continues for a period of ten
(10) days after written notice that such payment is due and unpaid;

            (b) The Company defaults in the observance or performance of any material agreement or condition under this Note, and such default continues for a period of 30 days after written notice of such default is given to the Company by the Holder,

            (c) The Company shall default under any material agreement for borrowed money which causes the other party thereto to accelerate such obligation;

            (d) The Company shall: (i) file, or consent by answer or otherwise to the filing against it of a petition for relief or reorganization or arrangement or any other petition in bankruptcy or insolvency law of any jurisdiction; (ii) make an assignment for the benefit of its creditors, (iii) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers of itself or of any substantial part of its property; (iv) be adjudicated insolvent or be liquidated; or (v) take appropriate action for the purpose of any of the foregoing; or

            (e) A court or governmental authority of competent jurisdiction shall enter an order appointing a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any substantial amount of its properties, or if an order for relief with respect to the Company shall be entered in any case or proceeding for liquidation or reorganization or otherwise to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding up or liquidation of the Company, or if any petition for any such relief shall be filed against the Company, and such order or petition shall not be dismissed or stayed within 70 days after the date of such filing;

then, in all cases set forth in clauses (a) through and including (e), automatically upon the occurrence of such Event of Default the entire unpaid principal amount of, and the unpaid accrued interest on, this Note shall become immediately due and payable,

        (vi) Additional Remedies. If any Event of Default hereunder shall have occurred, the Holder may proceed to protect and enforce its rights under this Note by exercising such remedies as are available to it in respect thereof under the terms of this Note or applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any agreement contained in this Note or in aid of the exercise of any power granted in this Note. No remedy is intended to be exclusive and each such remedy shall be cumulative.

        (vii) Transfer.

            (a) The transfer of this Note is registrable by the Holder hereof in person or by his attorney duly authorized in writing on the books of the Company. Upon surrender and cancellation of this Note or Notes upon any such transfer, a new Note for the same aggregate principal amount will be issued to the transferee in exchange herefor.

            (b) The Company and any transfer or conversion agent may deem and treat the person in whose name this Note shall be registered upon the books of the Company as the absolute owner of this Note (whether or not his Note shall be overdue and notwithstanding any notation of ownership or other writing hereon) for all other purposes, and neither the Company nor any transfer or conversion agent shall be affected by any notice to the contrary. All such payments shall be valid and effectual to satisfy and discharge the liability on this Note to the extent of the sum or sums so paid. All transfer taxes incurred by the Holder and costs associated with converting this Note into shares of Common Stock shall be borne by the Company.

        (viii) Attorneys Fees. Should any legal action be brought to collect, enforce or interpret any part of this Note or if this Note is placed in the hands of attorneys for collection after an Event of Default, the Company agrees to pay, in addition to the principal and interest payable hereunder, reasonable attorneys' fees, expenses and costs (including, without limitation, fees, expenses and costs on any appeal) incurred by the Holder.

        (ix) Notices. All notices, reports and other communications required or permitted hereunder shall be made in accordance with the Agreement.

        (x) Amendments, Consents and Waivers. This Note may be amended at any time and from time to time to add to, eliminate or modify the terms and provisions hereof and the rights of the Holder hereunder with the written consent of the Company and the Holder. Any amendment, waiver or consent by the Holder of this Note shall be conclusive and binding upon such Holder and any future Holder of this Note and of any Note issued in exchange or substitution herefor, irrespective of whether or not any notation of such amendment, waiver or consent is made upon this Note or such exchanged or substituted Note. The Company hereby waives diligence, presentment, protest, demand of payment, notice of protest, dishonor and nonpayment, and waives the legal effect of Holder's failure to give all notices not expressly provided for herein. No delay on the part of the Holder in exercising any right hereunder shall operate as a waiver of such right or any other right. The Company further waives, to the maximum extent permitted by law, the right to plead any and all statutes of limitation as a defense to any demand on this Note, or on an agreement hereafter securing this Note.

        (xi) Payment Due on Holidays. If the principal of or interest on this Note falls due on a Saturday, Sunday or legal holiday at the place of payment, such payment shall be made on the next succeeding business day and such extended time shall be included in computing interest.

        (xii) Severability. If any provision of this Note shall be held invalid under any applicable laws, such invalidity shall not affect any other provision of this Note that can be given effect without the invalid provision and, to this end, the provisions hereof are severable.

        (xiii) Usury Laws. It is the intention of the parties hereto to conform strictly to applicable usury laws as in effect from time to time during the term of this Note. Accordingly, if the transaction contemplated hereby would be usurious under applicable law (including the laws of the United States of America, or of any other jurisdiction whose laws may be mandatorily applicable), then, in that event, notwithstanding anything to the contrary in this Note, it is agreed that the aggregate of all consideration that constitutes interest under applicable law that is contracted for, charged or received under this Note or otherwise in connection with this Note shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited to the Company by the Holder (or if such consideration shall have been paid in full, such excess refunded to the Company by the Holder).

        (xiv) Governing Law. This Note is being delivered in and shall be construed in accordance with the internal laws of the State of California, without regard to the conflicts of laws provisions thereof.

        (xv) Additional Rights. Notwithstanding anything contained herein to the contrary, the Holder shall have such additional rights as provided to the holders of the Common Stock in the Articles as if such Holder had fully converted this Note on the date such additional rights are triggered.

                            [SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, and intending to be legally bound hereby, the Company has caused this 10% Convertible Secured PIK Note to be executed and delivered by its proper and duly authorized officers as of the date first above written.

                                        SUNRISE TECHNOLOGIES INTERNATIONAL, INC.

                                        By:
                                              ----------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

Attest:
        -------------------------
By:
        -------------------------
Name:
        -------------------------
Title:
        -------------------------